                                                                    EXHIBIT 99.1



CHECK SOLUTIONS COMPANY AND SUBSIDIARIES
(A General Partnership)

CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2001, DECEMBER 31, 2000 AND 1999
TOGETHER WITH AUDITORS' REPORT

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Governing Committee and Partners
of Check Solutions Company:

We have audited the accompanying consolidated statements of condition of CHECK SOLUTIONS COMPANY (a New York general partnership) and subsidiaries as of March 31, 2001, December 31, 2000 and 1999, and the related consolidated statements of income, partners' capital and cash flows for the three months ended March 31, 2001 and for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 9, the accompanying financial statements as of December 31, 1999 and 1998 and for the years then ended have been restated with respect to the revenue recognition on certain software license arrangements and the treatment of certain related party transactions.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Check Solutions Company and subsidiaries as of March 31, 2001, December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for the three months ended March 31, 2001 and for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.




                                              /s/ ARTHUR ANDERSEN, LLP


Memphis, Tennessee,
April 19, 2001.

                                       CHECK SOLUTIONS COMPANY AND SUBSIDIARIES

                                               (A GENERAL PARTNERSHIP)

                                         CONSOLIDATED STATEMENTS OF CONDITION

                                                       AS OF

                                                                              March 31,       December 31,      December 31,
                                                                                2001              2000              1999
                                                                            ------------      ------------      ------------
                                                                                                                 (Restated)
                                           ASSETS
                                           ------

CURRENT ASSETS:

    Cash and cash equivalents:
       Cash                                                                 $  8,443,857      $ 11,155,352      $   671,948
       Securities purchased under agreements to resell                        20,356,367         3,058,733        9,424,185
                                                                            ------------      ------------      -----------
                                                                              28,800,224        14,214,085       10,096,133
    Investments                                                                   91,169            89,404           82,113
    Accounts receivable, less allowances for doubtful
       accounts of $1,000,000, $1,000,000 and $750,000                        14,812,720        34,076,812        9,527,018
    Receivable from FTBNA (Note 4)                                             1,525,441           883,708        1,540,753
    Receivable from IBM (Note 4)                                                  51,084             6,490          229,264
    Deferred selling costs                                                       603,912         1,939,801        1,497,850
    Other current assets                                                         444,809           141,894          373,185
                                                                            ------------      ------------      -----------
TOTAL CURRENT ASSETS                                                          46,329,359        51,352,194       23,346,316

DEFERRED SELLING COSTS                                                            27,936         1,186,443          573,781

PROPERTY AND EQUIPMENT, net of accumulated depreciation
    and amortization of $5,610,503, $5,306,092 and $3,962,338                  2,371,663         2,592,696        2,768,896

SOFTWARE COSTS CAPITALIZED, net of accumulated
    amortization of $834,109, $834,109 and $1,463,281                               -                 -              42,693

OTHER ASSETS                                                                      73,700            73,700           73,698
                                                                            ------------      ------------      -----------

TOTAL ASSETS                                                                $ 48,802,658      $ 55,205,033      $26,805,384
                                                                            ============      ============      ===========

                             LIABILITIES AND PARTNERS' CAPITAL
                             ---------------------------------

CURRENT LIABILITIES:

    Accounts payable                                                        $  1,031,995      $  1,119,510    $     952,210
    Accrued royalties                                                            527,452           627,744        1,159,410
    Accrued compensation and benefits                                          9,402,071        11,674,000        6,703,813
    Deferred income                                                           24,904,826        37,203,935       13,589,357
    Other accrued liabilities                                                    675,376           673,149          437,214
                                                                            ------------      ------------      -----------
TOTAL CURRENT LIABILITIES                                                     36,541,720        51,298,338       22,842,004

DEFERRED INCOME                                                                1,427,688        15,595,889        8,650,143

COMMITMENTS (Note 3)

EQUITY:
    Partners' capital                                                         10,832,690       (11,689,795)      (4,686,047)
    Accumulated other comprehensive income/(loss)                                    560               601             (716)
                                                                            ------------      ------------      -----------
TOTAL EQUITY                                                                  10,833,250       (11,689,194)      (4,686,763)
                                                                            ------------      ------------      -----------
TOTAL LIABILITIES AND EQUITY                                                $ 48,802,658      $ 55,205,033      $26,805,384
                                                                            ============      ============      ===========

     The accompanying notes to consolidated financial statements are an integral part of these financial statements.



                                        CHECK SOLUTIONS COMPANY AND SUBSIDIARIES

                                                (A GENERAL PARTNERSHIP)

                                           CONSOLIDATED STATEMENTS OF INCOME


                                                        For the three
                                                         months ended            For the years ended December 31,
                                                           March 31,      ----------------------------------------------
                                                             2001             2000              1999             1998
                                                        -------------     ------------      ------------    ------------
                                                                                            (Restated)      (Restated)

REVENUES:

    Software licensing fees                               $36,798,037     $  9,569,440      $  9,433,289    $  6,246,156
    Software maintenance fees                               4,555,656       17,481,254        14,370,297       9,724,899
    Software implementation fees                            3,377,880       13,047,355        13,060,358      11,767,579
                                                        -------------     ------------      ------------    ------------
    Total Revenues                                         44,731,573       40,098,049        36,863,944      27,738,634
                                                        -------------     ------------      ------------    ------------

COST OF REVENUES:

    Software licensing fees                                 2,144,779          599,373         1,118,598         857,327
    Software maintenance fees                                 968,676        4,028,472         2,391,393       3,017,600
    Software implementation fees                            1,997,528        8,159,408         8,774,090       7,637,464
                                                        -------------     ------------      ------------    ------------
    Total Cost of Revenues                                  5,110,983       12,787,253        12,284,081      11,512,391
                                                        -------------     ------------      ------------    ------------

GROSS PROFIT                                               39,620,590       27,310,796        24,579,863      16,226,243
                                                        -------------     ------------      ------------    ------------

OPERATING COSTS AND EXPENSES:

    Compensation                                            3,338,608       14,471,681         7,512,425       4,672,911
    Benefits                                                  410,463        1,536,798         1,437,606         944,634
    Research and development                                1,808,407        6,149,313         8,232,360       5,650,744
    Professional services                                     168,960          684,827           580,670         652,888
    Marketing                                                  12,807          445,307           421,643         346,339
    Travel                                                    518,798        2,308,773         1,929,655       1,559,547
    Occupancy                                                 393,376        1,599,814         1,602,611       1,057,376
    Information systems                                       173,420          874,705           955,828         240,771
    General and administrative                                195,649        1,254,871         1,135,743       1,238,717
    Depreciation and amortization                             360,256        1,405,327         1,379,127       1,203,424
    Merger related costs                                      -                -               1,200,000       2,964,791
    Miscellaneous                                              14,952           20,791             2,528           8,180
                                                        -------------     ------------      ------------    ------------
    Total Operating Costs and Expenses                      7,395,696       30,752,207        26,390,196      20,540,322

    Income from Operations                                 32,224,894       (3,441,411)       (1,810,333)     (4,314,079)
    Interest expense                                          -                -                (122,781)       (217,453)
    Other income                                              297,591          761,970           785,770         603,078
                                                        -------------     ------------      ------------    ------------
    Income Before Provision for Income Taxes               32,522,485       (2,679,441)       (1,147,344)     (3,928,454)

    Provision for Income Taxes                                -                 91,287           573,236          13,800
                                                        -------------     ------------      ------------    ------------

NET INCOME/(LOSS)                                         $32,522,485     $ (2,770,728)     $ (1,720,580)   $ (3,942,254)
                                                        =============     ============      ============    ============


        The accompanying notes to consolidated financial statements are an integral part of these financial statements.



                                           CHECK SOLUTIONS COMPANY AND SUBSIDIARIES

                                                    (A GENERAL PARTNERSHIP)

                                         CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL

                                 FOR THE YEARS ENDED DECEMBER 31, 1998, 1999 AND 2000 AND THE

                                              THREE MONTHS ENDED MARCH 31, 2001


                                                      Accumulated
                                                         Other           Check Consultants
                                                      Comprehensive          Company of            IPSS
                                                     Income/(Loss)         Tennessee, Inc.      Corporation       Total
                                                    ---------------      -------------------   -------------   ------------

BALANCE - December 31, 1997                            $    205             $ 5,987,486        $ 3,991,656      $ 9,979,347

    Capital contribution                                  -                      -                 333,000          333,000
    Excess of cash distribution to IBM over
       book value of transferred assets                   -                  (2,516,032)        (1,677,355)      (4,193,387)
    Distributions to partners                             -                  (2,619,359)        (1,746,239)      (4,365,598)
    Taxes paid on behalf of partners                      -                     (29,810)           (19,873)         (49,683)
    Comprehensive income:
       Net loss                                           -                  (2,365,352)        (1,576,902)      (3,942,254)
       Change in net unrealized gain
          on investments                                    987                  -                   -                  987
                                                                                                                -----------

              Total comprehensive loss                                                                           (3,941,267)

    Transfer of equity in earnings                        -                   1,574,930         (1,574,930)           -
                                                    -----------             -----------       ------------      -----------


BALANCE - December 31, 1998 (Restated)                    1,192                  31,863         (2,270,643)      (2,237,588)

    Taxes paid on behalf of partners                      -                    (145,701)          (580,986)        (726,687)
    Comprehensive income:
       Net loss                                           -                  (1,032,348)          (688,232)      (1,720,580)
       Change in net unrealized loss
          on investments                                 (1,908)                 -                   -               (1,908)
                                                                                                                -----------

              Total comprehensive loss                                                                           (1,722,488)

    Transfer of equity in earnings                        -                     687,372           (687,372)           -
                                                    -----------             -----------       ------------      -----------

BALANCE - December 31, 1999 (Restated)                     (716)               (458,814)        (4,227,233)      (4,686,763)


                             CHECK SOLUTIONS COMPANY AND SUBSIDIARIES

                                       (A GENERAL PARTNERSHIP)

                      CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL (CONTINUED)

                    FOR THE YEARS ENDED DECEMBER 31, 1998, 1999 AND 2000 AND THE

                                 THREE MONTHS ENDED MARCH 31, 2001



                                                      Accumulated
                                                         Other            Check Consultants
                                                     Comprehensive           Company of            IPSS
                                                     Income/(loss)         Tennessee, Inc.     Corporation         Total
                                                    ---------------       -----------------    ------------    ------------
BALANCE - December 31, 1999 (Restated)                    (716)                 (458,814)        (4,227,233)     (4,686,763)

    Capital contribution                                   -                        -             1,767,000       1,767,000
    Distributions to partners                              -                  (1,203,004)        (4,797,016)     (6,000,020)
    Comprehensive income:
       Net loss                                            -                  (1,662,437)        (1,108,291)     (2,770,728)
       Change in net unrealized gain
          on investments                                 1,317                      -                  -              1,317
                                                                                                                -----------

              Total comprehensive loss                                                                           (2,769,411)

    Transfer of equity in earnings                         -                   1,106,906         (1,106,906)           -
                                                       -------             -------------       ------------     -----------

BALANCE - December 31, 2000                                601                (2,217,349)        (9,472,446)    (11,689,194)

    Distributions to partners                              -                  (2,005,000)        (7,995,000)    (10,000,000)
    Comprehensive income:
       Net income                                          -                  19,513,491         13,008,994      32,522,485
       Change in net unrealized gain
          on investments                                   (41)                     -                  -                (41)
                                                                                                                -----------


              Total comprehensive income                                                                         32,522,444

    Transfer of equity in earnings                                           (12,992,733)        12,992,733            -
                                                       -------             -------------       ------------     -----------

BALANCE - March 31, 2001                               $   560             $   2,298,409       $  8,534,281     $10,833,250
                                                       =======             =============       ============     ===========

    The accompanying notes to consolidated financial statements are an integral part of these financial statements.



                                        CHECK SOLUTIONS COMPANY AND SUBSIDIARIES
                                                (A GENERAL PARTNERSHIP)

                                          CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                             For the three
                                                              months ended             For the years ended December 31,
                                                                March 31,      -----------------------------------------------
                                                                  2001             2000               1999           1998
                                                              ------------     -------------      ------------   -------------
                                                                                                   (Restated)      (Restated)
CASH FLOWS FROM OPERATING ACTIVITIES:
       Net income (loss)                                      $ 32,522,485     $ (2,770,728)      $(1,720,580)   $ (3,942,254)
       Adjustments to reconcile net income (loss)
          to net cash (used in) provided by
          operating activities-
              Depreciation and amortization                        304,411        1,448,018         1,809,813       1,450,391
              Provision for doubtful accounts                         -             250,000              -               -
              Other                                                 (1,806)          (5,974)           (5,152)           -
              Changes in assets and liabilities-
                 Accounts receivable                            18,577,765      (22,152,975)        4,399,219     (11,746,524)
                 Deferred selling costs                          2,494,396       (1,054,613)       (1,106,938)       (785,448)
                 Other assets                                     (302,915)         231,291            44,114        (242,757)
                 Accounts payable                                  (87,515)         167,300          (465,711)        966,956
                 Accrued royalties                                (100,292)        (531,666)          274,408         739,612
                 Accrued compensation                           (2,271,929)       3,203,187         2,918,138       2,394,637
                 Deferred income                               (26,467,310)      30,560,324         9,284,646       8,201,630
                 Other accrued liabilities                           2,227          235,935           (22,254)        227,258
                                                              ------------     ------------       -----------    ------------

                     Net cash (used in) provided
                         by operating activities                24,669,517        9,580,099        15,409,703      (2,736,499)
                                                              ------------     ------------       -----------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES:

       Cash transfer to IBM pursuant to the
          Transfer and Reservation Agreement                          -                -                 -         (5,000,000)
       Purchases of property and equipment                        (139,224)      (1,257,745)       (1,124,823)     (2,686,816)
       Proceeds from sales of property and equipment                55,846           28,618            23,743         790,143
       Capitalization of software costs                               -                -                 -            (37,060)
                                                              ------------     ------------       -----------    ------------

                     Net cash used in investing
                         activities                                (83,378)      (1,229,127)       (1,101,080)     (6,933,733)
                                                              ------------     ------------       -----------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
       Capital contribution                                           -           1,767,000              -            333,000
       Borrowings on line of credit                                   -                -                 -          7,542,670
       Payments on line of credit                                     -                -           (3,866,862)     (3,675,808)
       Taxes paid on behalf of partners                               -                -             (726,687)        (49,683)
       Distributions to partners                               (10,000,000)      (6,000,020)             -         (4,365,598)
                                                              ------------     ------------       -----------    ------------

                     Net cash used in financing
                         activities                            (10,000,000)      (4,233,020)       (4,593,549)       (215,419)
                                                              ------------     ------------       -----------    ------------

NET (DECREASE) INCREASE IN CASH
    AND CASH EQUIVALENTS                                        14,586,139        4,117,952         9,715,074      (9,885,651)

CASH AND CASH EQUIVALENTS,
    beginning of period                                         14,214,085       10,096,133           381,059      10,266,710
                                                              ------------     ------------       -----------    ------------

CASH AND CASH EQUIVALENTS,
    end of period                                             $ 28,800,224     $ 14,214,085       $10,096,133    $    381,059
                                                              ============     ============       ===========    ============

      The accompanying notes to consolidated financial statements are an integral part of these financial statements.


                    CHECK SOLUTIONS COMPANY AND SUBSIDIARIES

                             (A GENERAL PARTNERSHIP)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2001


1.      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

ORGANIZATION

Check Solutions Company ("CSC") is a New York general partnership formed on December 31, 1990, between Check Consultants Company of Tennessee, Inc. ("CCCTI") and IPSS Corporation ("IPSS"). CSC develops, markets and supports a line of check processing related application software products and services for domestic and international financial institutions. In 1996, CSC formed Check Solutions UK Ltd. ("CS UK"), a London corporation, for the purpose of servicing certain United Kingdom contracts. CS UK is a wholly owned subsidiary of CSC. In 1999, CSC formed Check Solutions International BV ("CSI BV"), a Dutch corporation and also a wholly owned subsidiary, for the purpose of servicing certain other international contracts. Control of CSC is vested equally in both partners. Earnings are allocated 60% and 40% to CCCTI and IPSS, respectively.

On March 15, 1998, CSC entered into a Transfer and Reservation Agreement (the "Agreement") with International Business Machines Corporation ("IBM") and IPSS. Under the Agreement, IBM transferred to CSC ownership of equipment, certain software and the rights and obligations under certain contracts defined as the Assigned Image Agreements with an existing book value of approximately $800,000. Under the agreement, CSC distributed $5,000,000 to IBM. The excess of the cash distribution over the book value of the transferred assets was treated as a reduction in partners' capital.

Concurrent with the execution of the Agreement, the First Amendment ("First Amendment") to the Agreement for the Formation of Check Solutions was executed. Under the First Amendment, the dissolution date of the partnership was extended from December 31, 2005 to December 31, 2012. Additionally, the distribution percentages for earnings and profits referred to above were adjusted for a limited time. These distribution percentages were amended to provide distributions to CCCTI and to IPSS of 20.05% and 79.95% of the earnings, respectively. Prior to the amendment, earnings were distributed in accordance with the earnings allocation percentages. Distributions will be made in accordance with the amended percentages for earnings of fiscal year 1999 through fiscal year 2004 or until IPSS receives additional distributions of $15,000,000.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the operations and accounts of CSC, CS UK, and CSI BV (collectively, the "Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED):

ACCOUNTS RECEIVABLE

Invoicing terms are a negotiated part of each contract and do not necessarily correspond to the level of work performed at a point in time. The combination of such invoicing terms with the revenue recognition policies of the Company results in amounts that are earned but unbilled or billed but unearned. Unbilled receivables as of March 31, 2001, December 31, 2000, and December 31, 1999 were $4,279,769, $10,969,013 and $2,309,058, respectively.

INVESTMENT SECURITIES

The Company owns shares of a mutual fund investing in fixed income securities. The investment is classified as available for sale and is carried at market value with changes in value recognized as a component of other comprehensive income in the accompanying statements of partners' capital.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated on the straight-line method over the estimated useful lives of the assets, as indicated below:

        Computer hardware                                             2-3 years
        Computer software                                             2-3 years
        Furniture, fixtures and equipment                               5 years
        Leasehold improvements                             remaining lease term

Property and equipment consisted of the following as of:

                                                                   March 31,       December 31,     December 31,
                                                                     2001              2000             1999
                                                                  ------------     ------------     ------------
        Computer hardware                                         $ 4,727,456      $  4,665,015     $  3,752,250
        Computer software                                           1,122,787         1,103,711          863,603
        Furniture, fixtures and equipment                           1,735,675         1,733,814        1,721,399
        Leasehold improvements                                        396,248           396,248          393,982
                                                                  ------------     ------------     ------------
                                                                    7,982,166         7,898,788        6,731,234
        Less:  Accumulated depreciation and amortization           (5,610,503)       (5,306,092)      (3,962,338)
                                                                  ------------     ------------     ------------
                                                                  $ 2,371,663      $  2,592,696     $  2,768,896
                                                                  ===========      ============     ============

CAPITALIZED SOFTWARE

Capitalized software consists of internally developed software and software purchased. Costs of internally developed software to be licensed to customers are expensed until the technological feasibility of the software has been established, which generally occurs after the completion of a working model. Costs of internally developed software to be licensed to customers that are incurred after the product is available for general release to customers are expensed. After technological feasibility of the software has been established, software development costs are capitalized until the product is available for release to customers and are reported in the financial statements at the lower of amortized cost or estimated net realizable value. Software development costs of $37,060 were capitalized for the year ended December 31, 1998. No such costs were capitalized during the periods ended March 31, 2001, December 31, 2000 or 1999. The cost of capitalized software is amortized utilizing the greater of the straight-line method over the estimated economic life of the product or the ratio of current annual sales to total projected sales. Amortization expense for the years ended December 31, 2000, 1999 and 1998 was $42,692, $430,686 and
$284,027, respectively. There was no amortization expense for the three months ended March 31, 2001.

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED):

REVENUE RECOGNITION

The Company recognizes fees for software license, implementation services, maintenance services, including postcontract customer support ("PCS"), and other related services in accordance with the provisions of the American Institute of Certified Public Accountants' Statement of Position ("SOP") 97-2, SOFTWARE REVENUE RECOGNITION, as amended. Under SOP 97-2, software license revenues are recognized upon execution of a contract and delivery of software, provided that the license fee is fixed and determinable, no significant production, modification or customization of the software is required and collection is considered probable by management. For multi-element arrangements, fees are allocated between the software licenses, implementation services and other services based on the provisions of SOP 97-2. In general, if sufficient information does not exist to permit the allocation of fees between the elements of the arrangement, all revenue from the arrangement is deferred until sufficient information does exist or all elements of the arrangement have been delivered.

Beginning in 1998, a substantial portion of the Company's arrangements have related to the delivery of software licenses in return for both an initial primary license charge ("PLC") and a recurring (either annual or monthly) "right-to-use" license charge ("RLC"). Under such contracts, the customer pays an initial fee, the PLC, in order to obtain the product license. Additionally, each year the customer pays the Company an additional RLC, which is usually a fixed percentage of the PLC, in order to continue to retain the legal right to use the software product, as well as to retain maintenance services and other unspecified upgrades and enhancements to existing products. These arrangements are accounted for as term-based licenses, and PLC is recognized over five years, which approximates the economic life of the software to the customer.

In addition to the PLC/RLC arrangements described in the previous paragraph, the Company has entered into arrangements to deliver software licenses in return for an up-front license charge that provides the customer with a license to use the product until the earlier of termination of the license for the product or 99 years. Customers with 99-year licenses also pay an optional maintenance support fee ("MS Fee") in order to receive maintenance support for the product. These 99-year license fees are generally recognized when the related products are shipped to customers, subject to the recognition criteria described above.

Revenues are recognized on customization and implementation service contracts using the percentage-of-completion method, based primarily on contract costs incurred to date compared with total estimated contract costs. Revenues recognized in excess of amounts billed are considered unbilled receivables and included in accounts receivable in the accompanying consolidated statements of condition. Amounts received from customers in excess of revenues recognized to date are included in deferred income. RLC and maintenance fees are recognized in income ratably over the term of the related contracts and are included in software maintenance fees in the accompanying consolidated statements of income.

National Solutions Provider ("NSP") fees are earned by the Company for the assistance it provides to IBM in marketing qualifying IBM hardware and software to certain United States prospects. NSP Fees are paid by IBM and recorded by the Company following customer acceptance of the qualifying IBM hardware and software.

Deferred income is a combination of unamortized initial license fees, RLC and maintenance fees as well as deferred earnings for services billed before the related work has been performed. Deferred selling costs primarily represent commission and royalty expense on contracts to provide implementation services and software. These costs are recognized as expenses over the period of, and in proportion to, the revenues of the related contract.

PARTNERSERVE PROGRAM

The Company is a participant in IBM's Partnerserve program. The program is designed to reward IBM business partners for successful joint business development activities. Reward amounts and utilization are discretionary on the part of IBM. Cash rewards are recognized when received and recorded as reductions of expense categories that most closely relate to the costs incurred in business development. Frequently, these costs are marketing expenses. Rewards in the form of discounts on the purchase of IBM equipment are recorded as reductions of the equipment cost.

1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED):

INCOME TAXES

No provision for United States federal income taxes has been recorded in the financial statements as such taxes represent liabilities of the individual partners. Income taxes arising from certain services provided by CS UK and CSI BV are an expense of the partnership. Foreign withholding taxes arising from services provided by the partnership to certain foreign domiciled entities are obligations of CCCTI and IPSS and are paid by CSC on behalf of the partners. These withholding taxes are reported as taxes paid on behalf of partners in the accompanying statements of partners' capital.

RECLASSIFICATIONS

Certain amounts in the prior year financial statements have been reclassified to conform with the current year presentation.

2.       CREDIT AGREEMENT:

On March 15, 1998, the Company obtained a $10,000,000 line of credit with First Tennessee Bank National Association ("FTBNA"). This line of credit was priced at the 30-day LIBOR rate plus 2.75%. This line of credit, when utilized, was secured by accounts receivable, equipment and intangible assets and guaranteed by the Company's partners. As of December 31, 1999, no balance was outstanding under this line of credit. The line of credit agreement, as amended, matured on March 10, 2000 and was not renewed. Cash paid for interest was $122,781 and $217,453, respectively during 1999 and 1998.

3.      COMMITMENTS:

The Company has entered into several noncancellable lease agreements for office space. Rent expense of $1,572,935, $1,549,069 and $1,017,684 was recorded related to these lease agreements for the years ended December 31, 2000, 1999 and 1998, respectively. Rent expense for the three months ended March 31, 2001 totaled $391,407. Future minimum lease payments for these operating leases are as follows:

                   Year Ending
                   December 31
                   -----------
                      2001                                $1,554,942
                      2002                                 1,554,942
                      2003                                 1,558,199
                      2004                                 1,594,024
                      2005                                 1,314,597
                   Thereafter                              2,393,631
                                                          ----------
                                                          $9,970,335
                                                          ==========

4.       RELATED PARTIES:

The Company's partners, CCCTI and IPSS, are subsidiaries of FTBNA and IBM, respectively. Transactions with FTBNA and IBM were consummated on terms substantially equivalent to those available to unrelated parties. The following table presents all amounts reflected in the Company's financial statements for transactions with FTBNA and IBM and their affiliated companies for the three months ended March 31, 2001 and for the years ended December 31, 2000 and 1999.

                                                      March 31,       December 31,    December 31,
                                                         2001            2000             1999
                                                     -----------      ------------    ------------
         FTBNA:
              Securities purchased under
                agreements to resell                 $20,356,367       $3,058,733      $9,424,185
              Accounts receivable                      1,525,441          883,708       1,540,753
              Revenues                                 2,783,866        1,474,311       2,268,366

         IBM:
              Accounts receivable                    $    51,084       $    6,490      $  229,264
              Revenues                                    51,084           84,208         418,044


For the year ended December 31, 1998, revenues from FTBNA and IBM were $1,165,473 and $383,427, respectively. The securities purchased under agreements to resell are collateralized by U.S. Treasury and government agency securities, and the book value of the agreements approximates fair value.

The Company periodically receives NSP fees and Partnerserve payments from IBM (See Note 1). The Company received NSP fees totaling zero, $208,483 and $160,598 in 2000, 1999 and 1998, respectively. For the three months ended March 31, 2001, the Company did not receive any NSP fees. Additionally, the Company did not receive any Partnerserve payments during any of the periods referred to above. The Company makes short-term investments through FTBNA.

5.      INTERNATIONAL SALES:

International sales generated revenue of $5,617,921, $10,495,995 and $4,662,805 related to software licensing, implementation services and maintenance provided to foreign domiciled entities in 2000, 1999 and 1998, respectively. International sales generated revenue of $6,489,645 related to software licensing, services and maintenance provided to foreign domiciled entities for the three months ended March 31, 2001, with approximately $2,040,000, $3,188,000 and $1,144,000 of those revenues attributed to customers located in Canada, the United Kingdom and Austria, respectively. Approximately $1,344,000, $3,138,000 and $1,120,000 of 2000 revenues were attributed to customers located in Canada, the United Kingdom and India, respectively. International sales for the year ended December 31, 1999 were also primarily related to customers located in Canada, the United Kingdom and India and approximated $2,896,000, $2,238,000 and $5,007,000, respectively. International sales for the year ended December 31, 1998 were primarily related to customers located in Canada and the United Kingdom and approximated $3,847,000 and $715,000, respectively.

6.      BENEFIT PLANS:

The Company maintains a 401(k) plan into which employees may contribute a portion of their compensation. The Company matches the employees' contributions up to a maximum of 4% of the employees' eligible compensation. For the years ended December 31, 2000, 1999 and 1998, the Company's expense related to the plan was $836,487, $843,714 and $411,997, respectively. For the three months ended March 31, 2001, the Company's expense related to the plan was $170,884.

As of January 1, 2000, the Company began offering a Flexible Benefits Plan. The purpose of the Plan is to allow employees to select among cash compensation and certain nontaxable benefits, namely coverage under one or more benefits programs maintained by the Company. The Company's expense related to the administration of the Plan was $6,300 for the year 2000 and $1,695 for the three months ended March 31, 2001.

7.      PARTNERSHIP APPRECIATION RIGHTS:

The Check Solutions Company Partnership Appreciation Rights Plan (the "Plan") provides for grants of Partnership Appreciation Rights ("PAR's") to certain key employees, as designated by the Company, to provide them with an opportunity to participate in the increase in value of the Company. For the year ended December 31, 1997, the total value of each outstanding PAR was calculated as .10% of six times the average net income (exclusive of the effect of the restatement discussed in Note 9) of the Company adjusted for certain expenses of the Plan for the two years ending on the valuation date. The PAR value was $23,073 for the year ended December 31, 1997.

The Plan was amended on December 31, 1997. All PAR's outstanding at December 31, 1997 were deemed exercised. Half of the vested appreciation was paid during 1998. The remainder was paid in January 1999. The unvested appreciation will be paid on the dates the participants would have become vested. On January 1, 1998, each participant was granted 10 times the number of PAR's redeemed on their behalf. Pursuant to the amended plan, the total value of each outstanding PAR was calculated as .01% of six times the average net income (exclusive of the effect of the restatement discussed in Note 9) of the Company adjusted for certain expenses of the Plan for the two years ending on the valuation date. Participants become 25% vested in the PAR value each year after the date of grant. As of December 31, 1999 and 1998, there were 1,413 and 871 PAR's outstanding, respectively, with a deemed value of $4,122 and $2,618 per PAR, respectively.

The Plan was amended again on January 1, 2000. The amendment converted all previously issued and outstanding PAR's according to a new formula and issued replacement PAR's pursuant to the conversion at 10 times the original grants. The effective date of grant for the replacement PAR's is the same as the original PAR's granted. Pursuant to the amended plan, the total value of each outstanding PAR is calculated as .001% of nine times the average net income (determined on a basis consistent with that employed by the Company prior to the restatement discussed in Note 9) of the Company adjusted for certain expenses of the Plan for the two years ending on the valuation date.

Participants become 25% vested in the PAR value each year after the date of grant. As of December 31, 2000, there were 16,520 total PAR's outstanding and 10,107 vested PAR's outstanding, with a deemed value of $979 per PAR. As of March 31, 2001, there were approximately 15,735 total PAR's outstanding and 9,322 vested PAR's outstanding, with a deemed value of approximately $1,015 per PAR.

During 2000, the Company changed the manner in which it recorded its compensation expense related to the Plan to incorporate the staged vesting of the PAR's. The Company's liability related to the Plan as of March 31, 2001, December 31, 2000 and December 31, 1999, was $8,694,162, $7,872,093 and
$1,198,315, respectively, which was included in accrued compensation.

Changes in the accrued liability due to vesting and changes in the PAR value are recorded as compensation expense. Compensation expense under the Plan approximated $832,000 for the three months ended March 31, 2001 and $6,788,000, $1,127,000 and $47,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

8.      INCOME TAXES:

The Company calculates its income tax provision for income generated by CS UK and CSI BV based on the various tax laws in, and at the current tax rates for, the respective countries in which these subsidiaries operate. The 2000 income tax provision of $91,287 primarily represents charges of $41,953 and $49,334 related to CS UK and CSI BV, respectively. The 1999 income tax provision of $573,236 primarily represents charges of $126,376 and $446,860 related to CS UK and CSI BV, respectively. The 1998 income tax provision of $13,800 primarily relates to charges incurred by CS UK.

Deferred taxes are recognized for the tax consequences of temporary differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax consequences are calculated by applying the enacted foreign statutory tax rates, applicable to future years, to these temporary differences. As of March 31, 2001, December 31, 2000 and December 31, 1999, there were no significant temporary differences.

During the years ended December 31, 2000, 1999 and 1998, the Company paid $88,590, $159,627 and $25,176 respectively, for the income taxes of CS UK and CSI BV. There was no cash paid for taxes during the three months ended March 31, 2001. During the years ended December 31, 1999 and 1998, foreign withholding taxes paid by CSC on behalf of the individual partners totaled $726,687 and $49,683, respectively. No such taxes were paid during 2000.

9.      PRIOR PERIOD ADJUSTMENTS:

Prior to 2000, the Company's accounting treatment for PLC/RLC arrangements mirrored that of its 99-year license/MS Fee arrangements, whereby revenues from PLC is generally recognized upon delivery of the product (see Note 1). In connection with the Company's 2000 financial statement audit, the Company retroactively restated the amounts previously reported as of December 31, 1999 and 1998 and the years then ended to conform the revenue recognition for PLC/RLC arrangements to the methodology employed in the financial statements as of March 31, 2001 and December 31, 2000 for the PLC/RLC arrangements, as described in
Note 1. The effect of this restatement results in a reduction of initial license fee revenues (and related direct selling costs) for 1999 and 1998 and a corresponding increase in deferred income (and related deferred selling costs) as of December 31, 1999 and 1998.

Additionally, the financial statements as of December 31, 1999 and 1998 and the years then ended have been adjusted to reflect a change in the previously reported accounting treatment of certain retention bonus payments made by IBM to CSC employees employed by IBM prior to the Agreement (see Note 1). In the previously reported financial statements, the payments were not charged to and did not impact the results of operations of CSC. The financial statements have been restated to reflect the payments made by IBM to CSC related to the retention bonus as capital contributions. Consequently, the payments made by CSC to IBM's former employees are now reflected as compensation expense in the accompanying consolidated statements of income.

The effect of these adjustments is summarized below:

Consolidated balance sheet as of December 31, 1999:

                                         As Previously
                                           Reported          As Restated
                                         -------------       -----------
Deferred selling costs                    $   783,807        $ 2,071,631
Total assets                               27,284,560         26,805,384
Deferred income                             4,811,520         22,239,500
Total liabilities                          14,064,167         31,492,147
Partners' capital                          13,220,393         (4,686,763)


Consolidated statements of income for the years ended:

                                                 December 31, 1999                  December 31, 1998
                                         -------------------------------      ------------------------------
                                         As Previously                        As Previously
                                           Reported          As Restated         Reported        As Restated
                                         -------------       -----------      -------------      -----------
Software licensing fees                   $18,837,753        $ 9,433,289       $14,269,671       $ 6,246,156
Costs of software licensing fees            1,582,064          1,118,598         1,239,782           857,327
Selling, general and administrative        17,076,695         18,157,836        14,312,622        12,824,787
Net income (loss)                           8,301,559         (1,720,580)        4,275,763        (3,942,254)

10.     CONTRACT AMENDMENTS:

During the first quarter of 2001, the Company converted substantially all of its PLC/RLC licenses that it had previously granted to customers to 99-year licenses, also giving the customers the right to elect maintenance support by paying the Company an option annual MS Fee. These contracts, as amended, provide the same terms and provisions as the 99-year license/MS Fee arrangements discussed in Note 1. PLC/ALC contracts were previously accounted for as term-licenses, whereby initial license fees were recognized over the estimated economical life of the software to the customer. By virtue of removing the time based component of the arrangement, the Company recognized as income the deferred license fees (and related deferred selling costs) for those contracts where software had been delivered and that met the other recognition criteria of SOP 97-2. These amendments resulted in the recognition of initial license fee revenue and direct selling costs of approximately $33,400,000 and $2,600,000, respectively, which are reflected in the accompanying statement of income for the three months ended March 31, 2001.

The following pro forma data summarizes the consolidated balance sheets and statements of income of the Company for the periods presented in the accompanying financial statements. These pro forma statements present the Company's financial statements on a basis consistent to that which would have been presented had all of the Company's contracts been executed as 99-year license/MS Fee arrangements as opposed to PLC/RLC arrangements. This pro forma information does not consider whether additional customer contracts would have been gained (or lost) based on the contract method chosen by the Company.

Pro forma consolidated balance sheets as of:

                                                                                              December 31,
                                                             March 31,       ----------------------------------------------
                      ASSETS                                   2001             2000              1999             1998
                      ------                                -----------      -----------       -----------      -----------

CURRENT ASSETS:

   Cash and cash equivalents:
      Cash                                                  $ 8,443,857      $11,155,352       $   671,948      $   381,059
      Securities purchased under agreements
        to resell                                            20,356,367        3,058,733         9,424,185           -
                                                            -----------      -----------       -----------      -----------
                                                             28,800,224       14,214,085        10,096,133          381,059
   Investments                                                   91,169           89,404            82,113           78,869
   Accounts receivable, less allowances for
      doubtful accounts of $1,000,000,
      $1,000,000 and $750,000                                14,812,720       34,076,812         9,527,018       14,435,378
   Receivable from FTBNA                                      1,525,441          883,708         1,540,753        1,231,916
   Receivable from IBM                                           51,084            6,490           229,264           28,960
   Deferred selling costs                                       631,848          576,152           783,807          259,193
   Other current assets                                         444,809          141,894           373,185          419,102
                                                            -----------      -----------       -----------      -----------
TOTAL CURRENT ASSETS                                         46,357,295       49,988,545        22,632,273       16,834,477

PROPERTY AND EQUIPMENT, net of
   accumulated depreciation and amortization of
   $5,610,503, $5,306,092 and $3,962,338                      2,371,663        2,592,696         2,768,896        3,046,943

SOFTWARE COSTS CAPITALIZED, net of
   accumulated amortization of $834,109,
   $834,109 and $1,463,281                                       -                -                 42,693          473,379

OTHER ASSETS                                                     73,700           73,700            73,698           71,895
                                                            -----------      -----------       -----------      -----------

TOTAL ASSETS                                                $48,802,658      $52,654,941       $25,517,560      $20,426,694
                                                            ===========      ===========       ===========      ===========

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:

   Accounts payable                                         $ 1,031,995      $ 1,119,510       $   952,210      $ 1,417,921
   Accrued royalties                                            527,452          627,744         1,159,410          885,002
   Accrued compensation and benefits                          9,402,071       11,674,000         6,703,813        4,061,540
   Deferred income                                           26,332,514       19,440,827         4,811,520        4,931,337
   Other accrued liabilities                                    675,376          673,149           437,214          183,603
                                                            -----------      -----------       -----------      -----------
TOTAL CURRENT LIABILITIES                                    37,969,408       33,535,230        14,064,167       11,479,403

LINE OF CREDIT   -                                               -                -                               3,866,862

EQUITY:
   Partners' capital                                         10,832,690       19,119,110        11,454,109        5,079,237
   Accumulated other comprehensive income/(loss)                    560              601              (716)           1,192
                                                            -----------      -----------       -----------      -----------
TOTAL EQUITY                                                 10,833,250       19,119,711        11,453,393        5,080,429
                                                            -----------      -----------       -----------      -----------
TOTAL LIABILITIES AND EQUITY                                $48,802,658      $52,654,941       $25,517,560      $20,426,694
                                                            ===========      ===========       ===========      ===========

Pro forma consolidated statements of income for the periods ended:


                                                                                              December 31,
                                                             March 31,       ----------------------------------------------
                                                               2001             2000              1999             1998
                                                            -----------      -----------       -----------      -----------


REVENUES:


    Software licensing fees                                 $ 3,439,040      $25,500,457       $18,837,753      $14,269,671
    Software maintenance fees                                 4,555,656       17,481,254        14,370,297        9,724,899
    Software implementation fees                              3,377,880       13,047,355        13,060,358       11,767,579
                                                            -----------      -----------       -----------      -----------
    Total Revenues                                           11,372,576       56,029,066        46,268,408       35,762,149
                                                            -----------      -----------       -----------      -----------

COST OF REVENUES:

    Software licensing fees                                     286,293        1,611,938         1,582,064        1,239,782
    Software maintenance fees                                   968,676        4,028,472         2,391,393        3,017,600
    Software implementation fees                              1,997,528        8,159,408         8,774,090        7,637,464
                                                            -----------      -----------       -----------      -----------
    Total Cost of Revenues                                    3,252,497       13,799,818        12,747,547       11,894,846
                                                            -----------      -----------       -----------      -----------

GROSS PROFIT                                                  8,120,079       42,229,248        33,520,861       23,867,303
                                                            -----------      -----------       -----------      -----------

OPERATING COSTS AND EXPENSES:

    Compensation                                              2,647,000       14,721,384         7,631,284        4,995,956
    Benefits                                                    410,463        1,536,798         1,437,606          944,634
    Research and development                                  1,808,407        6,149,313         8,232,360        5,650,744
    Professional services                                       168,960          684,827           580,670          652,888
    Marketing                                                    12,807          445,307           421,643          346,339
    Travel                                                      518,798        2,308,773         1,929,655        1,559,547
    Occupancy                                                   393,376        1,599,814         1,602,611        1,057,376
    Information systems                                         173,420          874,705           955,828          240,771
    General and administrative                                  195,649        1,254,871         1,135,743        1,238,717
    Depreciation and amortization                               360,256        1,405,327         1,379,127        1,203,424
    Merger related costs                                        -                -               1,200,000        2,964,791
    Miscellaneous                                                14,952           20,791             2,528            8,180
                                                            -----------      -----------       -----------      -----------
    Total Operating Costs and Expenses                        6,704,088       31,001,910        26,509,055       20,863,367

    Income from Operations                                    1,415,991       11,227,338         7,011,806        3,003,936
    Interest expense                                            -                -                (122,781)        (217,453)
    Other income                                                297,591          761,970           785,770          603,078
                                                            -----------      -----------       -----------      -----------
    Income Before Provision for Income Taxes                  1,713,582       11,989,308         7,674,795        3,389,561

    Provision for Income Taxes                                  -                 91,287           573,236           13,800
                                                            -----------      -----------       -----------      -----------

NET INCOME                                                  $ 1,713,582      $11,898,021       $ 7,101,559      $ 3,375,761
                                                            ===========      ===========       ===========      ===========